                                                                     EXHIBIT 2.2

                                VOTING AGREEMENT

          VOTING AGREEMENT, dated as of July 11, 2002 (this "AGREEMENT"), among each of the individuals listed on SCHEDULE A to this Agreement (each, an "FEI STOCKHOLDER" and collectively, the "FEI STOCKHOLDERS"), and Veeco Instruments Inc., a Delaware corporation (the "COMPANY" and, collectively with the FEI Stockholders, the "PARTIES"). Capitalized terms used in this Agreement but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

          WHEREAS, FEI Company, an Oregon corporation ("FEI"), Venice Acquisition Corp., an Oregon corporation and a wholly owned subsidiary of the Company ("ACQUISITION"), and the Company have entered into an Agreement and Plan of Merger, dated as of July 11, 2002 (the "MERGER AGREEMENT"), which provides that, among other things, on the terms and subject to the conditions set forth therein, Acquisition shall be merged with and into FEI (the "MERGER"), and each share of FEI Common Stock will be converted into the right to receive 1.355 shares of common stock, $0.01 par value per share (the "COMPANY STOCK"), of the Company;

          WHEREAS, each FEI Stockholder owns the number of Existing FEI Shares (as defined herein) set forth opposite such FEI Stockholder's name on SCHEDULE A hereto and the FEI Stockholders collectively own in the aggregate 607,648 Existing FEI Shares;

          WHEREAS, this Agreement is the FEI Stockholders Voting Agreement contemplated by and referred to in the third "WHEREAS" clause to the Merger Agreement; and

          WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, the Company has requested that the FEI Stockholders enter into this Agreement.
4
          NOW, THEREFORE, to induce the Company to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Agreement, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

          1.01 As used in this Agreement, the following terms have the respective meanings ascribed to them in this Section.

          (a) "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person or entity shall include securities Beneficially Owned by all other persons or entities with whom such person or entity would constitute a "group" within the meaning of Section 13(d) of the Exchange Act with respect to securities of the same issuer.

          (b)  "EFFECTIVE TIME" has the meaning set forth in the Merger
Agreement.

          (c) "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

          (d) "EXISTING FEI SHARES" means all shares of FEI Common Stock Beneficially Owned by such FEI Stockholder on the date of this Agreement, in each case, if and to the extent entitled to be voted.

          (e) "FEI ACQUISITION PROPOSAL" has the meaning set forth in the Merger Agreement.


          (f) "FEI ACQUISITION TRANSACTION" has the meaning set forth in the Merger Agreement.

          (g)  "NASDAQ" has the meaning set forth in the Merger Agreement.

          (h) "PROXY" means a proxy in the form of EXHIBIT A attached to this Agreement.

          (i) "STOCKHOLDER FEI SHARES" means the Existing FEI Shares and any shares of FEI Common Stock and/or other equity securities of, or equity interests in, FEI acquired by such FEI Stockholder in any capacity after the date of this Agreement and prior to the termination of this Agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance or as a successor in interest in any capacity or otherwise Beneficially Owned by such FEI Stockholder, in each case, if and to the extent entitled to be voted.

          (j) "TRANSFER" means any direct or indirect sale, transfer, pledge, assignment or other disposition of, or entry into any contract, option or other arrangement with respect to the sale, transfer, pledge, assignment or other disposition of, any Stockholder FEI Shares by such FEI Stockholder (in each of the foregoing, whether voluntary or involuntary, by operation of law or otherwise).

          (k)  "TRANSFEREE" any person or entity to whom a Transfer is made.

          (l) "SUPERIOR FEI PROPOSAL" has the meaning set forth in the Merger Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          2.01 FEI STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each FEI Stockholder represents and warrants to the Company as follows:

          (a) Such FEI Stockholder has all power and authority necessary to enable it to enter into this Agreement and the Proxy and to carry out the transactions contemplated hereby and thereby. This Agreement and the Proxy have been duly executed and delivered by such FEI Stockholder and each constitutes a legal, valid and binding obligation, enforceable against such FEI Stockholder in accordance with its terms.

          (b) Neither the execution and delivery of this Agreement or the Proxy, nor the consummation of the transactions contemplated by this Agreement, the Proxy or by any document to be delivered in accordance herewith or therewith will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under (i) any agreement or instrument to which such FEI Stockholder is a party or by which it is bound, or (ii) any law, or any order, rule or regulation of any court or governmental authority or other regulatory organization having jurisdiction over it.

          (c) Except as set forth in the Merger Agreement and the schedules thereto, no governmental filings, authorizations, approvals or consents, or other governmental action, is required for (i) the execution and delivery of this Agreement or the Proxy, (ii) the performance by such FEI Stockholder of its obligations under this Agreement and the Proxy, or (iii) the consummation by such FEI Stockholder of the transactions contemplated by this Agreement and the Proxy.

          (d) Such FEI Stockholder is the record and Beneficial Owner of the number of Existing FEI Shares set forth opposite such FEI Stockholder's name on SCHEDULE A hereto. On the date of this Agreement, such Existing FEI Shares constitute all of the shares of FEI Common Stock owned of record or Beneficially Owned by such FEI Stockholder.

          (e) Such FEI Stockholder owns the number of Existing FEI Shares set forth opposite such FEI Stockholder's name on SCHEDULE A hereto, free and clear of any liens, claims, security interests, proxies, voting trusts or agreements, restrictions, qualifications, limitations, understandings or arrangements which would in any way restrict or impair such FEI Stockholder's right to vote such Existing FEI Shares in its sole discretion, or could require such FEI Stockholder to sell or transfer any of such Existing FEI Shares (whether upon default on a loan or otherwise) before the Effective Time.

          (f) Such FEI Stockholder has sufficient voting power and sufficient power to issue instructions and sufficient power to agree to the matters set forth in this Agreement with respect to all of such FEI Stockholder's Existing FEI Shares.

          (g) The obligations of such FEI Stockholder under this Agreement shall survive the death, disability or incapacity of such FEI Stockholder.

          2.02 COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the FEI Stockholders as follows:

          (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Company has all power and authority necessary to enable it to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms.

          (b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under (i) the Company's certificate of incorporation or similar organizational or governing documents,
(ii) any agreement or instrument to which the Company is a party or by which it is bound, or (iii) any law, or any order, rule or regulation of any court or governmental authority or other regulatory organization having jurisdiction over it.

          (c) Except as set forth in the Merger Agreement and the schedules thereto, no governmental filings, authorizations, approvals or consents, or other governmental action, is required for (i) the execution and delivery of this Agreement, (ii) the performance by the Company of its obligations under this Agreement, or (iii) the consummation by the Company of the transactions contemplated by this Agreement.

                                  ARTICLE III

               AGREEMENTS IN RESPECT OF THE STOCKHOLDER FEI SHARES

          3.01 VOTE FOR MERGER.

          (a) Such FEI Stockholder shall cause its Stockholder FEI Shares to be counted as present for purposes of establishing a quorum at any meeting of stockholders of FEI called to vote upon the Merger, or at any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent or other approval with respect to the Merger is sought, and shall cause such Stockholder FEI Shares to be voted or consented in favor of approving the Merger; PROVIDED that nothing set forth in this Section 3.01(a) or in the Proxy is intended or shall be construed to restrict or impair the right of such FEI Stockholder to vote or consent (or cause to be voted or consented) any of its Stockholder FEI Shares in favor of any Superior FEI Proposal or related FEI Acquisition Transaction.

          (b) In order to effectuate the voting arrangements contemplated by Sections 3.01(a) and 3.02, contemporaneously with the execution and delivery by the FEI Stockholders and the Company of this Agreement, and as a condition to such execution and delivery by the Company, such FEI Stockholder is delivering to the Company the Proxy, duly executed by or on behalf of such FEI Stockholder; PROVIDED that nothing set forth in this Section 3.01(b) or in the Proxy is intended or shall be construed to restrict or impair the right of such FEI Stockholder to vote or consent (or cause to be voted or consented) any of its Stockholder FEI Shares in favor of any Superior FEI Proposal or related FEI Acquisition Transaction.

          3.02 VOTE AGAINST CERTAIN MATTERS. Prior to the Effective Time, such FEI Stockholder shall cause its Stockholder FEI Shares to be counted as present for purposes of establishing a quorum at any meeting of stockholders of FEI called, or at any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent or other approval is sought, and shall cause its Stockholder FEI Shares to be voted or consented against any proposal or transaction involving FEI or any of its subsidiaries that would prevent or nullify the Merger or the Merger Agreement (any such proposal or transaction, a "PARTICULAR MATTER"); PROVIDED that nothing set forth in this Section 3.02 or such Proxy is intended or shall be construed to restrict or impair the right of such FEI Stockholder to vote or consent (or cause to be voted or consented) any of its Stockholder FEI Shares in favor of any Superior FEI Proposal or related FEI Acquisition Transaction.

          3.03 TRANSFERS; OTHER VOTING ARRANGEMENTS.

          (a) Such FEI Stockholder may not Transfer any Stockholder FEI Shares except to a Transferee that has made a Superior FEI Proposal in the FEI Acquisition Transaction contemplated by such Superior FEI Proposal.

          (b) Such FEI Stockholder shall not, directly or indirectly, enter into any voting arrangement, whether by proxy, voting arrangement, voting agreement, voting trust or otherwise with respect to any of its Stockholder FEI Shares, other than this Agreement and the Proxy; PROVIDED that nothing set forth in this Section 3.03 or in the Proxy is intended or shall be construed to restrict or impair the right of such FEI Stockholder to vote or consent (or grant a proxy causing to be voted or consented) any of its Stockholder FEI Shares in favor of any Superior FEI Proposal or related FEI Acquisition Transaction.

          (c) Such FEI Stockholder shall not, directly or indirectly, take any action that would or could reasonably be expected to invalidate or in any way limit the enforceability by the Proxyholders (as defined in the Proxy) of the Proxy.

          (d) Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict such FEI Stockholder from acting in his or her capacity as a director or officer of FEI (it being understood that this Agreement shall apply to such FEI Stockholder solely in such FEI Stockholder's capacity as a stockholder of FEI). No conduct or action taken by such FEI Stockholder, if such FEI Stockholder is also a director or officer of FEI (in his or her capacity as such), shall be deemed to constitute a breach of any provision of this Agreement.

          3.04 Confidentiality. Prior to the first public announcement by the Company and FEI of the Merger Agreement, the Merger and the other transactions contemplated thereby, such FEI Stockholder shall not disclose to any person or entity any information concerning the Merger Agreement, the Merger or the other transactions contemplated thereby, or the discussions concerning the same, PROVIDED, that nothing set forth in this Section 3.04 is intended or shall be construed to restrict or impair the ability of such FEI Stockholder to comply with its reporting obligations under applicable laws and stock exchange (including NASDAQ) regulations, in which event such FEI Stockholder shall give prior notice of such disclosure to the Company as promptly as practicable so as to enable the Company to seek a protective order from a court of competent jurisdiction with respect thereto or similar relief in connection therewith.

          3.05 DISCLOSURE. Such FEI Stockholder acknowledges that the Company and/or FEI may be obligated to disclose in governmental and stock exchange (including NASDAQ) filings such FEI Stockholder's identity, facts concerning such FEI Stockholder's ownership of Stockholder FEI Shares and the nature of the commitments, arrangements and understandings set forth in this Agreement, the Proxy, and any other agreements executed and delivered in connection with the Merger, together with such other information as may be required by applicable laws and stock exchange (including NASDAQ) regulations.

          3.06 NO SOLICITATION. Subject to Section 3.03(d), such FEI Stockholder shall not solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any FEI Acquisition Proposal, or engage in discussions or negotiations with any person or entity (other than with FEI and the Company or any of their Affiliates or Representatives) with respect to any FEI Acquisition Proposal, other than any Superior FEI Proposal or related FEI Acquisition Transaction. Such FEI Stockholder shall promptly advise FEI and the Company of any FEI Acquisition Proposal (including the identity of the person or entity making or submitting such FEI Acquisition Proposal and the terms thereof) that is made or submitted by any person or entity after the date of this Agreement. Such FEI Stockholder shall keep FEI and the Company reasonably informed with respect to the status of any such FEI Acquisition Proposal. Such FEI Stockholder shall immediately cease and cause to be terminated any existing discussions with any person or entity that relate to any FEI Acquisition Proposal or FEI Acquisition Transaction, other than discussions or negotiations with FEI and the Company or their Affiliates or Representatives.

                                   ARTICLE IV

                                  MISCELLANEOUS

          4.01 TERMINATION OF AGREEMENT. The provisions of this Agreement and the Proxy shall automatically terminate upon, and be of no further force or effect after, the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, and (iii) the execution and delivery by any party to the Merger Agreement of any amendment thereto which would cause each share of FEI Stock to be converted into the right to receive fewer than 1.355 shares of Company Stock (as adjusted for any stock splits, reverse stock splits, stock dividends or similar events).

          4.02 ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire agreement among the parties relating to the transactions which are the subject of this Agreement, and all prior and contemporaneous negotiations, understandings and agreements among the parties (whether written or oral) with regard to the subject matter of this Agreement are superseded by this Agreement, and there are no representations, warranties, understandings or agreements concerning the transactions which are the subject of this Agreement or those other documents other than those expressly set forth in this Agreement.

          4.03 CAPTIONS. The captions of the articles and paragraphs of this Agreement are for reference only, and do not affect the meaning or interpretation of this Agreement.

          4.04 BINDING AGREEMENT; ASSIGNMENT.

          (a) Such FEI Stockholder agrees that this Agreement and the obligations hereunder shall attach to its Stockholder FEI Shares and shall be binding upon any person to which record or Beneficial Ownership of such Stockholder FEI Shares shall pass, whether by operation of law or otherwise, including, without limitation, such FEI Stockholder's successors, partners or Transferees (for value or otherwise) and any other successors in interest. Notwithstanding any transfer of FEI Common Stock, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

          (b) Notwithstanding anything to the contrary set forth herein, except in accordance with Section 3.03(a) hereto, no party hereto may assign any of its rights or obligations hereunder, by operation of law or otherwise, without the prior written consent of the other parties hereto; PROVIDED that the Company may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of the Company, but no such assignment shall relieve the Company of its obligations hereunder if such assignee does not perform such obligations.

          4.05 NOTICES AND OTHER COMMUNICATIONS. Any notice or other communication under this Agreement must be in writing and will be deemed given when delivered in person or sent by facsimile (with proof of receipt at the number to which it is required to be sent), or on the third business day after the day on which mailed by first class mail from within the United States of America, to the following addresses (or such other address as may be specified after the date of this Agreement by the party to which the notice or communication is sent):

               If to the Company to:

               Veeco Instruments Inc.
               Corporate Headquarters
               100 Sunnyside Boulevard
               Woodbury, NY 11797
               Attention: Greg Robbins
               Telephone: (516) 677-0200
               Telecopier: (516) 677-9125

               with a copy to:

               Kaye Scholer LLP
               425 Park Avenue
               New York, New York 10022
               Attention: Rory A. Greiss, Esq.
               Telephone: (212) 836-8261
               Telecopier: (212) 836-7152

               If to such FEI Stockholder:

               Address set forth on the signature page hereto

          4.06 GOVERNING LAW. THIS AGREEMENT AND THE PROXY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON APPLICABLE TO AGREEMENTS MADE AND PERFORMED IN SUCH STATE AND WITHOUT REGARD TO CONFLICTS OF LAWS DOCTRINES.

          4.07 AMENDMENTS. Prior to the Effective Time, this Agreement may be amended only by a document in writing signed by each of the parties hereto.

          4.08 COUNTERPARTS. This Agreement may be executed in two or more counterparts, some of which may contain the signatures of some, but not all, the parties hereto. Each of those counterparts will be deemed an original, but all of them together will constitute one and the same Agreement.

          4.09 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and
(iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          4.10 ENFORCEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement and the Proxy were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and the Proxy and to enforce specifically the terms and provisions of this Agreement and the Proxy in any Federal court located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the Parties hereto
(i) consents to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in any action or proceeding relating to or arising out of this Agreement (including, with respect to the Stockholder, the Proxy) or any of the transactions contemplated hereby, (ii) agrees that such Party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such Party will not seek to change the venue of any such action or proceeding or otherwise to move any such action or proceeding to another court, whether because of inconvenience of the forum or otherwise (PROVIDED that nothing in this Section will prevent a party from removing an action or proceeding from a Delaware state court to a Federal court located in the State of Delaware), (iv) agrees that such Party will not bring any action relating to this Agreement or the Proxy or any of the transactions contemplated hereby or thereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (v) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or the Proxy or any of the transactions contemplated hereby or thereby.

          4.11 FURTHER ASSURANCES. From time to time, at the Company's request and without further consideration, such FEI Stockholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to effect the full and prompt performance of such FEI Stockholder's obligations pursuant to this Agreement and the validity and enforceability of the Proxy.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Vahe A. Sarkissian
                                    --------------------------------
                                Name: Vahe A. Sarkissian
                                Title: President and Chief Executive Officer

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Don VanLuvanee
                                    --------------------------------
                                Name: Don VanLuvanee
                                Title: Director

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Wilf Corrigan
                                    --------------------------------
                                Name: Wilf Corrigan
                                Title:

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Gerhard H. Parker
                                    --------------------------------
                                Name: Gerhard H. Parker
                                Title: Director

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Michael Epzstein
                                    --------------------------------
                                Name: Michael Epzstein
                                Title:

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ William W. Lattin
                                    --------------------------------
                                Name: William W. Lattin
                                Title:

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ William Curran
                                    --------------------------------
                                Name: William Curran
                                Title:

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Bradley J. Thies
                                    --------------------------------
                                Name: Bradley J. Thies
                                Title: Vice President and General Counsel

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ John A. Doherty
                                    --------------------------------
                                Name: John A. Doherty
                                Title: Senior Vice President

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Steven Berger
                                    --------------------------------
                                Name: Steven Berger
                                Title: C.T.O.

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Steve Loughlin
                                    --------------------------------
                                Name: Steve Loughlin
                                Title:

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    ---------------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Rob H.J. Fasteanau
                                    --------------------------------
                                Name: Rob H.J. Fasteanau
                                Title: Senior Vice President

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    -------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Jim Higgs
                                    --------------------------------
                                Name: Jim Higgs
                                Title:

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    -------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ John Lindquist
                                    --------------------------------
                                Name: John Lindquist
                                Title: Senior Vice President

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Jan C. Lobbezoo
                                    --------------------------------
                                Name: Jan C. Lobbezoo
                                Title: Member of the Board

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly authorized and signed as of the date in the first paragraph of this Agreement.

                                THE "COMPANY"

                                VEECO INSTRUMENTS INC.


                                By: /s/ Edward H. Braun
                                    --------------------------------
                                    Name: Edward H. Braun
                                    Title: Chairman, Chief Executive Officer and
                                           President


                                FEI STOCKHOLDER


                                By: /s/ Michael J. Attardo
                                    --------------------------------
                                Name: Michael J. Attardo
                                Title:

                                Address for Notice:
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                ____________________________________
                                Facsimile No.:______________________

                                   SCHEDULE A

FEI STOCKHOLDER                          NO. OF EXISTING FEI SHARES HELD
Vahe Sarkissian                          377,624
Brad Thies                                 3,000
Steven Berger                             13,042
John Doherty                              98,479
Michel Epzstein                               37
Rob Fasteanau                                  0
Jim Higgs                                 60,152
John Lindquist                             1,328
Steve Loughlin                               568
Don VanLuvanee                            17,667
Mike Attardo                              10,667
Jan Lobbezoo                                   0
BillCurran                                     0
Bill Lattin                               13,833
Gerry Parker                              11,251
Wilf Corrigan                                  0

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Vahe A. Sarkissian
                                    --------------------------------------------
                                    Name: Vahe A. Sarkissian
                                    Title: President and Chief Executive Officer
                             Dated: July 11, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Don VanLuvanee
                                    --------------------------------------------
                                    Name: Don VanLuvanee
                                    Title: Director
                             Dated: July 11, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Wilf Corrigan
                                    --------------------------------------------
                                    Name: Wilf Corrigan
                                    Title:
                             Dated: July 9, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Gerhard H. Parker
                                    --------------------------------------------
                                    Name: Gerhard H. Parker
                                    Title: Director
                             Dated: July 10, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ William W. Lattin
                                    --------------------------------------------
                                    Name: William W. Lattin
                                    Title:
                             Dated: July 10, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ William Curran
                                    --------------------------------------------
                                    Name: William Curran
                                    Title:
                             Dated: July 10, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Bradley J. Thies
                                    --------------------------------------------
                                    Name: Bradley J. Thies
                                    Title: Vice President and General Counsel
                             Dated: July 10, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Michael Epzstein
                                    --------------------------------------------
                                    Name: Michael Epzstein
                                    Title:
                             Dated: July 11, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ John A. Doherty
                                    --------------------------------------------
                                    Name: John A. Doherty
                                    Title: Senior Vice President
                             Dated: July 11, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Steven Berger
                                    --------------------------------------------
                                    Name: Steven Berger
                                    Title: C.T.O.
                             Dated: July 11, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Steve Loughlin
                                    --------------------------------------------
                                    Name: Steve Loughlin
                                    Title:
                             Dated: July 11, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Rob H.J. Fasteanau
                                    --------------------------------------------
                                    Name: Rob H.J. Fasteanau
                                    Title: Senior Vice President
                             Dated: July 11, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Jim Higgs
                                    --------------------------------------------
                                    Name: Jim Higgs
                                    Title:
                             Dated: July 11, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ John Lindquist
                                    --------------------------------------------
                                    Name: John Lindquist
                                    Title: Senior Vice President
                             Dated: July 11, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Jan C. Lobbezoo
                                    --------------------------------------------
                                    Name: Jan C. Lobbezoo
                                    Title: Member of the Board
                             Dated: July 12, 2002
                                    --------------------------------------------

                                    EXHIBIT A

                                      PROXY

          Reference is hereby made to that certain Voting Agreement, dated as of July 11, 2002 (the "VOTING AGREEMENT"), of which this Proxy (this "PROXY") forms a part. Capitalized terms used but not defined in this Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Proxy is being delivered by the undersigned Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.01(b) of the Voting Agreement.

          The undersigned Granting Stockholder hereby appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such person or entity, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of ORS
Section 60.231 (2001), with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Stockholder FEI Shares which the Granting Stockholder is entitled to vote at any meeting of the stockholders of FEI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise FOR AND IN FAVOR OF the Merger; PROVIDED, HOWEVER, that nothing set forth in this Proxy is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Stockholder FEI Shares with respect to any Superior FEI Proposal or related FEI Acquisition Transaction.

          The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to any Stockholder FEI Shares that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder purporting to grant the specific voting powers specified herein. Any obligation of the Granting Stockholder under this Proxy shall be binding upon the successors and assigns of the Granting Stockholder.

          THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ITS TERMS, (II) THE EFFECTIVE TIME OF THE MERGER, AND (III) THE EXECUTION AND DELIVERY BY ANY PARTY TO THE MERGER AGREEMENT OF ANY AMENDMENT THERETO WHICH WOULD CAUSE EACH SHARE OF FEI STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE FEWER THAN 1.355 SHARES OF COMPANY STOCK (AS ADJUSTED FOR ANY STOCK SPLITS, REVERSE STOCK SPLITS, STOCK DIVIDENDS OR SIMILAR EVENTS). THIS PROXY WILL AUTOMATICALLY TERMINATE AND WILL BE AUTOMATICALLY REVOKED, AND THE INTEREST WITH WHICH THIS PROXY IS COUPLED WILL BE AUTOMATICALLY EXTINGUISHED, UPON THE EARLIEST TO OCCUR OF THE EVENTS SPECIFIED IN THE PREVIOUS SENTENCE.

                             FEI  STOCKHOLDER

                             By:    /s/ Michael J. Attardo
                                    --------------------------------------------
                                    Name: Michael J. Attardo
                                    Title:
                             Dated: July 11, 2002
                                    --------------------------------------------